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                                                                   EXHIBIT 10.12


               SUPPLEMENT TO THE LEASE AGREEMENT OF JULY 12, 1994
                        FOR THE PRODUCTION SPACE EX RUCCI

                                     between


EINFACHE GESELLSCHAFT CALDERARI & SCHWAB, Schloss-Str. 8-A 2560 Nidau

                                                                - Lessor  -

                                       and

STARR SURGICAL AG, Hauptsrasse 104, 2560 NIDAU

                                                                - Lessee  -

1.      Leased Premises

        Lessee Lessee leases an area of 259 m2 on the ground floor of the property known as Hauptstrasse 104, 2560 Nidau as a production site (240 m2) and basement (29 m2), as well as 5 parking spaces in the Parking Area North (Ex Rucci).

2.      Commencement of Lease

        The Lease shall commence on September 15, 1999.

3.      Term of Lease

        The term of the Lease is fixed and the Lease shall expire on December 3, 2006.

3.1     Option

        After expiration of the fixed-term Lease, Lessee shall have the option to extend the Lease by 5 more years. If Lessee elects to exercise this option, it must notify Lessor in writing no later than 12.31.2005. If Lessee does not exercise the option and as long as neither of the parties to the contract terminates the Lease effective December 31, 2005, after expiration of the term, the Lease shall be automatically extended by one year at a time. In case of termination, notice must always be given 1 year in advance.



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4.      Rent

4.1      Net Rent

        Net rent for the production and cellar space shall be Sfr. 45,520.00 annually (= Sfr.180.00 per m2 for that year/cellar = Sfr. 80.00 per m2 for that year) and is payable in monthly installments of Sfr.3,793.00.

        Net rent for 5 parking spaces "Nord" shall be Sfr. 4,800.00 annually and shall be payable in monthly installments of Sfr. 400.00.

4.1.1 After September 15, 1999, the annual net rent of Sfr. 45,520.00/ 3,793.00 shall be tied to the consumer price index BIGA1. The rent corresponds to the level of the index applicable at that point in time, i.e. August 1999. Upon request by one of the parties, the net rent may be adjusted once annually on January 1st regardless of the fixed term of the Lease, taking into account the entire percentage of change undergone by this index. The first adjustment may be done on 01.01.2001 at the earliest.

4.1.2 The net annual rent of Sfr. 45,520.00 / 3,793.00 is a base rent. Rent may not fall below this amount regardless of potential adjustments.

4.2     Utilities

4.2.1 The payments on account towards expenses for heating, electricity used for shared rooms and for the burner, water fees, possibly sewage and garbage collection fees, expenses for janitorial services which are billed by the manager on April 30th, shall amount to Sfr. 400.00 monthly.

4.2.2 Possible land contamination by the body shop, such as oil, gasoline, etc., shall be the responsibility of Lessor.

10.     Structural Alterations

        Lessor shall carry out the following structural alterations at its expense:

        -       Interior walling up of an exterior garage door with transom.

        - 3 doors with an interior width of at least 1.30 m (e.g. a double door like we already have in our production area).

        -       1 partition (if possible transom).

        - All side walls and ceilings finished with smooth plaster and painted white.

        - Floor with smooth, easy to clean covering (such as ceramic tile, anti-static linoleum).


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(1)     Bundesamt fur Industrie, Gewerbe und Arbeit (Swiss federal bureau of industry, business and work)

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        -       All windows, glass brick walls and doors fitted flush so that they are dustproof.

        - All no longer used pipes, cables and other objects attracting dust removed, all walls, floors and ceiling cleaned of dust.

        - Division of exterior parking area into marked spaces and resurfacing of the transition from exterior wall to road surface.

        -       Standard lighting for production and warehouse space

11.     Special Provisions

        By entering into this contract, both Lease Agreements of 07.12.1994 as well as Supplement I dated 07.10.1995 are being extended. The new term of the Lease shall expire on 12.31.2006.




Nidau,                                          Nidau,


Lessee:                                         Lessor:


[signature] 08.02.99                            [signature]
-----------------------------                   --------------------------------
STARR SURGICAL AG                               Mr. E. Calderari

                                                [signature]
                                                --------------------------------
                                                Mr. W. Schwab